Exhibit 99.1
Movella Files Form 25 to Voluntarily Delist its Securities from The Nasdaq Stock Market LLC

HENDERSON, Nevada, April 1, 2024 (GLOBE NEWSWIRE) – Movella Holdings Inc. (NASDAQ: MVLA) (“Movella” or the “Company”), a leading full-stack provider of sensors, software, and analytics that enable the digitization of movement, announced today that it filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to voluntarily delist its shares of common stock and warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share (collectively, the “Securities”) from trading on The Nasdaq Stock Market LLC (“Nasdaq”) in connection with its previously announced plan to delist the Company’s Securities from trading on Nasdaq.

The Company expects that trading will be suspended on April 2, 2024 prior to the market opening and that the delisting will occur ten days after the filing of Form 25. Following the delisting, any trading in the Securities would only occur in privately negotiated sales and potentially on an over‐the‐counter market. The Company expects to have its Securities quoted on a market operated by OTC Markets Group Inc. (the “OTC”) around or after April 12th so that a trading market may continue to exist for the Securities. There is no assurance, however, that a broker will continue to make a market in the Securities or that trading thereof will continue on an OTC market or otherwise.

About Movella Holdings Inc.

Movella is a leading full-stack provider of sensors, software, and AI analytics that transforms movement data into lifelike animations and valuable, actionable insights. Our motion capture technology enables a wide array of innovative solutions in end markets including entertainment and gaming, health and sports, and automation and mobility. We bring meaning to movement for some of the most esteemed global brands including Electronic Arts, EPIC Games, 20th Century Studios, Netflix, BMW, Toyota, and Siemens. To learn more, please visit www.movella.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect the beliefs and assumptions of Movella’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions or the negative thereof, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the anticipated timing of the suspension of trading and the delisting of the Company’s Securities from Nasdaq, the potential trading of the Company’s Securities after the delisting, the Company’s expectations regarding quotation of the Securities on the OTC (including that a trading market may not continue to exist for the Securities on the OTC or otherwise) and anticipated timing thereof, and the timing of actions by Nasdaq or the OTC, including with respect to the suspension of trading and delisting of the Securities or any quotation thereof on the OTC. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, including, but not limited to, the risks disclosed in Movella’s SEC filings, including Movella’s annual report on Form 10-K, quarterly reports on Form 10-Q, and subsequent filings made by Movella with the SEC. Further, if any of the assumptions underlying the forward-looking statements prove incorrect, actual results could differ materially from the results expressed or implied by these forward-looking statements. There may be additional risks that the Company presently knows or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements speak only as of the date on which they are made. Except as required by law, Movella undertakes no obligation to update or revise any forward-looking statements.

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